                                                                EXHIBIT 10.15(e)


                   SECOND AMENDMENT TO GROUND LEASE AGREEMENT

         This Second Amendment to Ground Lease Agreement (this "Lease Amendment") is made and entered into as of the 13th day of April, 1994, by and between Bayway Refining Company, a Delaware corporation ("BRC"), and Cogen Technologies Linden Venture, L.P., doing business in New Jersey as Cogen Technologies Linden Venture, Limited Partnership, a Delaware limited partnership ("Cogen").

                              W I T N E S S E T H:

         WHEREAS, Exxon Corporation ("Exxon") and Cogen entered into that certain Ground Lease Agreement dated effective August 1, 1990 covering certain land situated in the City of Linden, Union County, New Jersey, and

         WHEREAS, Exxon and Cogen entered into an Amendment to Ground Lease Agreement dated as of July 31, 1992, pursuant to which the description of the "Demised Premises," as defined in the Ground Lease Agreement, was amended, and further entered into a letter agreement dated September 27, 1991, pursuant to which the Ground Lease Agreement was amended in certain other respects (the Ground Lease Agreement, as so amended is hereafter called the "Lease"),

         WHEREAS, Exxon has conveyed the Demised Premises to BRC pursuant to that certain Deed dated as of April 8, 1993 recorded in the Office of the Registry of Union County, New Jersey in Deed Book 3950, Page 65 et seq. and has assigned the Lease to BRC pursuant to a certain Assignment of Cogen Lease dated April 8, 1993, a Memorandum of which was recorded in the Office of the Registry of Union County, New Jersey in Deed Book 3950, Page 251 et seq., as amended by that certain Confirmation of Assignment of Cogen Lease dated as of April 8, 1993 between Exxon and BRC, which Confirmation has been or will be recorded in the Office of the Registry of Union County, New Jersey; and

         WHEREAS, BRC and Cogen desire to further amend the Lease in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, BRC and Cogen agree that the Lease is amended as follows:

         1. The following sentences are hereby inserted after the end of the second sentence of Section 2.2 of the Lease:

                 "The area beyond the perimeter of the Demised Premises so
            affected by the air cooling towers is more fully described in Exhibit C-1 attached hereto and made a part hereof. Additionally, BRC, as successor to Exxon, grants to Cogen a nonexclusive easement and right-of-way to construct, operate, maintain, repair, replace and remove water pipes, water meters and related equipment and structures to house the same, on, over, under and across the area so designated for use for water line and water meter building purposes on Exhibit C-2 attached hereto and made a part hereof and as more fully described on Exhibit C-3 attached hereto and made a part hereof."

         2. The property descriptions attached as Exhibit C-1, Exhibit C-2 and Exhibit C-3 are hereby incorporated and made Exhibit C-1, Exhibit C-2 and Exhibit C-3 to the Lease.

         3. Exhibit D to the Lease is hereby deleted in its entirety and the map attached hereto as Exhibit D is substituted in lieu thereof. Exhibit D depicts the general location of certain easements granted to Cogen pursuant to the Lease. The parties now desire to more specifically define and locate certain of such easements. In that regard, the parties hereby agree that the description for the "Interconnection Area" (as defined in the Lease) intended for steam line interconnection shall be that attached hereto as Exhibit D-1 and made a part hereof; the "Utility Area" (as defined in the


                                      -2-
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Lease) between the two parcels of land comprising the Demised Premises shall be that attached hereto as Exhibit D-2 and made a part hereof; and the description for the Utility Area intended for sanitary sewer and wastewater discharge shall be that attached hereto as Exhibit D-3 and made a part hereof.

         4. The following sentence is hereby inserted at the end of Section 2.3 of the Lease:

                 "The Interconnection Area intended for steam line
            interconnection is more particularly described in Exhibit D-1 attached hereto and made a part hereof."

         5. The following sentence is hereby inserted at the end of Section 2.4 of the Lease:

                 "The Utility Area between the two parcels comprising the
            Demised Premises is more specifically described in Exhibit D-2 attached hereto and made a part hereof. The Utility Area intended for sanitary sewer and wastewater discharge is more particularly described in Exhibit D-3 attached hereto and made a part hereof."

         6. It is hereby agreed that the "Date of Initial Commercial Operation" (as defined in the Lease) occurred on May 1, 1992.

         As amended by this Lease Amendment, the Lease is ratified and confirmed to be in full force and effect.

         EXECUTED in multiple original counterparts as of the 13th day of April, 1994.


ATTESTED BY:                              BAYWAY REFINING COMPANY

/s/ L.C. STEINHAUSER                      By: /s/ THOMAS J. NIMBLEY
------------------------------------         ---------------------------------
Name:  L.C. Steinhauser                   Name:  Thomas J. Nimbley
     -------------------------------           -------------------------------
     Assistant Secretary                  Title: Vice President
                                                ------------------------------


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

                                          COGEN TECHNOLOGIES LINDEN
                                          VENTURE, L.P. (D/B/A COGEN
                                          TECHNOLOGIES LINDEN VENTURE,
                                          LIMITED PARTNERSHIP

                                          By: COGEN TECHNOLOGIES LINDEN,
                                              LTD. (D/B/A COGEN
                                              TECHNOLOGIES LINDEN,
                                              LIMITED PARTNERSHIP),
                                              General Partner

                                              By: COGEN TECHNOLOGIES, INC.
ATTESTED BY:                                      General Partner


 /s/ ELAINE A. CAMPBELL                           By: /s/ JOE BOLLINGER
-------------------------------                      --------------------------
Name: Elaine A. Campbell                          Name: Joe Bollinger
     --------------------------                        ------------------------
     Assistant Secretary                          Title: Senior Vice President
                                                        -----------------------

                                ACKNOWLEDGEMENT

     STATE OF NEW JERSEY    )
                            )
     COUNTY OF UNION        )

         BE IT REMEMBERED, that on this 13th day of April, 1994, before me, the subscriber, a notary public, personally appeared Thomas J. Nimbley, who is the Vice President of Bayway Refining Company, a Delaware corporation, who I am satisfied is the person who signed this instrument, and he acknowledged that he signed, sealed with the corporate seal, and delivered the same as such officer aforesaid, and that this instrument is the voluntary act and deed of such corporation, on behalf of Bayway Refining Company.

         Given under my hand and seal of office this 13th day of April, 1994.

                                              /s/ MARY PHILLIPS
                                             --------------------------------
                                             Notary Public in and for
                                             Union County, New Jersey

                                             My Commission Expires:
                                                                   ----------
                                                        MARY PHILLIPS
                                                 NOTARY PUBLIC OF NEW JERSEY
                                             MY COMMISSION EXPIRES OCT. 20, 1998

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF TEXAS     )

COUNTY OF HARRIS   )


     BE IT REMEMBERED, that on this 1st day of March, 1994, before me, the subscriber, a notary public, personally appeared J. M. Bollinger who is the Sr. Vice President of Cogen Technologies, Inc., General Partner of Cogen Technologies Linden, Ltd., (D/B/A Cogen Technologies Linden, Limited Partnership), which is the General Partner of Cogen Technologies Linden Venture, L.P. (D/B/A Cogen Technologies Linden Venture, Limited Partnership), a Delaware limited partnership, who I am satisfied is the person who signed this instrument, and he acknowledged that he signed, sealed with the corporate seal, and delivered the same as such officer aforesaid, and that this instrument is the voluntary act and deed of such corporation, on behalf of Cogen Technologies Linden Venture, L.P.

     Given under my hand and seal of office this 1st day of March, 1994.



                                        /s/ ELAINE A. CAMPBELL
                                        ------------------------------------
                                        Notary Public in and for the
                                        State of Texas

                                        My Commission Expires: July 27, 1997

                                        [NOTARY SEAL]